SPARTECH POLYCAST

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Purchase Order: 9B15674

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Spartech Polycast:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

FOB:	**ORIGIN**
Order Date:	**4/13/2009**
Due Date:	**See Below**
Ship Via:	**Truckline**
Terms:	**Net 45**
Prime Contract #:	**See Below**
DMS Rating:	**See Below**
Buyer:	**Peeples, Ronald E.**

Attention: **Doug Rogers**

Spartech Polycast
2975 Collections Center Drive
Chicago, IL 60693
Phone: 800-243-9002
Fax: 203-323-2925

Notes 1528-30/DAAE20-03-D-0052/DO-A5
1994/NONE/D0-A3

All terms and conditions of original PO apply

Optex Systems is an equal opportunity employer

Continued over .../

D3

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Spartech Polycast:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B15674

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
1	12285096U QC Codes: 2	G	**Body, Cut Blank (Short Commander Top)** **Due Date 5/8/2009** SO No: 1528-30/550400	EA	*	*	*
2	12285096U QC Codes: 2	G	**Body, Cut Blank (Short Commander Top)** **Due Date 6/12/2009** SO No: 1528-30/550400	EA	*	*	*
3	12285096U QC Codes: 2	G	**Body, Cut Blank (Short Commander Top)** **Due Date 7/31/2009** SO No: 1994/550400	EA	*	*	*
4	12285096U QC Codes: 2	G	**Body, Cut Blank (Short Commander Top)** **Due Date 8/21/2009** SO No: 1994/550400	EA	*	*	*

*Confidential Treatment Requested

Accepted By Vendor: ______________________

Date: ______________________

Authorized By Optex: ______________________

Date: ______________________

Order Sub Total :	*
Tax :	$0.00
Order Total :	**$35,700.00**

Purchase Order: 9B15773

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Spartech Polycast:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention: **Doug Rogers**

Spartech Polycast
2975 Collections Center Drive
Chicago, IL 60693
Phone: 800-243-9002
Fax: 203-323-2925

Order Date:	**4/28/2009**
Due Date:	**5/8/2009**
Ship Via:	**Truckline**
Terms:	**Net 45**
Prime Contract #:	**See Below**
DMS Rating:	**See Below**
Buyer:	**Peeples, Ronald E.**

Notes
1528-39/DAAE20-03-D-0052/DO-A5
1528-41/DAAE20-03-D-0052/DX-A5
1528-30/DAAE20-03-D-0052/DO-A5
1994/NONE/DO-A3

REVISED 6/18/09

OSI-10087 TERMS AND CONDITIONS APPLY

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Spartech Polycast:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B15773

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
1	12285099U	J	**Body, Cut Blank (Commander Bottom)**	EA	*	*	*
QC Codes: 2			**Due Date 7/20/2009** SO No: 1528-30/550400				
2	12285099U	J	**Body, Cut Blank (Commander Bottom)**	EA	*	*	*
QC Codes: 2			**Due Date 10/9/2009** SO No: 1994/550400				
3	12285099U	J	**Body, Cut Blank (Commander Bottom)**	EA	*	*	*
QC Codes: 2			**Due Date 11/20/2009** SO No: 1528-30/550400				
4	7674952U	D	**M17 Periscope Body, Cut Blank**	EA	*	*	*
Supplier to fab complete to print with Optex ECN No. 342							
QC Codes: 2			**Due Date 10/23/2009** SO No: 1528-39/550400				
5	7674952U	D	**M17 Periscope Body, Cut Blank**	EA	*	*	*
Supplier to fab complete to print with Optex ECN No. 342							
QC Codes: 2			**Due Date 11/20/2009** SO No: 1528-39/550400				
6	7674952U	D	**M17 Periscope Body, Cut Blank**	EA	*	*	*
Supplier to fab complete to print with Optex ECN No. 342							
QC Codes: 2			**Due Date 12/18/2009** SO No: 1528-41/550400				

REVISED 6/18/09

*Confidential Treatment Requested

Accepted By Vendor: ______________________

Date: ______________________

Authorized By Optex: [signature]

Date: 18-Jun-2009

Order Sub Total :	*
Tax :	$0.00
Order Total :	**$109,980.00**

D6

Purchase Order: 9B15958

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Spartech Polycast:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

FOB:	**ORIGIN**
Order Date:	**6/3/2009**
Due Date:	**7/3/2009**
Ship Via:	**Truckline**
Terms:	**Net 30 Days**
Prime Contract #:	**See Below**
DMS Rating:	**See Below**
Buyer:	**Peeples, Ronald E.**

Attention: **Doug Rogers**

Spartech Polycast
2975 Collections Center Drive
Chicago, IL 60693
Phone: 800-243-9002
Fax: 203-323-2925

Notes 3016/W56HZV-07-D-M112/DO00026
3008/W56HZV-07-D-M112/NONE

OSI-10087 TERMS AND CONDITIONS APPLY

Optex Systems is an equal opportunity employer

Continued over .../

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Spartech Polycast:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B15958

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description		U/M	Quantity	Unit Price	Extd Price
1	12308260-2U	K	**Body (15° Periscope), Cut Blank**		EA	*	*	*
	BODY (M40 15 Deg)							
	QC Codes: 2		**Due Date 6/15/2009**	SO No: 3016/550400				
2	LS1027714U	A	**Body, Acrylic, Cut Blank**		EA	*	*	*
	Supplier to fab complete to print.							
	QC Codes: 2		**Due Date 7/22/2009**	SO No: 3008/550400				
3	LS1027714U	A	**Body, Acrylic, Cut Blank**		EA	*	*	*
	Supplier to fab complete to print.							
	QC Codes: 2		**Due Date 10/20/2009**	SO No: 3008/550400				
4	LS1027714U	A	**Body, Acrylic, Cut Blank**		EA	*	*	*
	Supplier to fab complete to print.							
	QC Codes: 2		**Due Date 1/11/2010**	SO No: 3008/550400				

*Confidential Treatment Requested

Accepted By Vendor: ______________________

Date: ______________________

Authorized By Optex: Mitchell Britt

Date: 4-Jun-2009

Order Sub Total :	*
Tax :	$0.00
Order Total :	**$28,855.00**

D8

Purchase Order: 9B15992

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Spartech Polycast:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention:

Spartech Polycast
2975 Collections Center Drive
Chicago, IL 60693
Phone: 800-243-9002
Fax: 203-323-2925

FOB:	**ORIGIN**
Order Date:	**6/2/2009**
Due Date:	**6/26/2009**
Ship Via:	**Truckline**
Terms:	**Net 45**
Prime Contract #:	**See Below**
DMS Rating:	**See Below**
Buyer:	**Peeples, Ronald E.**

Notes
1528-41/DAAE20-03-D-0052/DX-A5
1528-33/DAAE20-03-D-0052/DO-A5
2077/W56HZV-06-G-0006/DO-A5

Shelf Life and Material Certs required with shipment

This purchase order is EXEMPT from sales and use tax.

Optex Systems is an equal opportunity employer

Continued over ...

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Spartech Polycast:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B15992

D9

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
1	7633133U QC Codes: 2	J	**M27 Periscope Body, Cut Blank** **Due Date 6/26/2009** SO No: 1528-41/550400	EA	*	*	*
2	7633133U QC Codes: 2	J	**M27 Periscope Body, Cut Blank** **Due Date 8/7/2009** SO No: 1528-41/550400	EA	*	*	*
3	7633133U QC Codes: 2	J	**M27 Periscope Body, Cut Blank** **Due Date 9/7/2009** SO No: 1528-41/550400	EA	*	*	*
4	12285105M QC Codes: 2	H	**Body, (Tall Commanders Top) Milled** **Due Date 7/6/2009** SO No: 1528-33/550400	EA	*	*	*
5	12285105M QC Codes: 2	H	**Body, (Tall Commanders Top) Milled** **Due Date 9/18/2009** SO No: 1528-33/550400	EA	*	*	*
6	12285088U QC Codes: 2	G	**Body, Cut Blank (Short Driver)** **Due Date 7/31/2009** SO No: 2077/550400	EA	*	*	*
7	12285088U QC Codes: 2	G	**Body, Cut Blank (Short Driver)** **Due Date 9/25/2009** SO No: 2077/550400	EA	*	*	*

*Confidential Treatment Requested

Accepted By Vendor: ____________________

Date: ____________________

Authorized By Optex: Mitchell Britt

Date: 2-Jun-2009

Order Sub Total :	*
Tax :	$0.00
Order Total :	**$79,826.00**